Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Brad Shepherd, Director, Investor Relations (617) 219-1410

Government Properties Income Trust and Select Income REIT Announce Agreement to Merge; Government Properties Income Trust to Change its Name to “Office Properties Income Trust”

Eliminates Cross Ownership and Co-Dependence on Financial Results Among Companies

Government Properties Income Trust to Sell its 27.8% Ownership in Select Income REIT

Select Income REIT to Distribute its 69.2% Ownership in Industrial Logistics Properties Trust to Select Income REIT Shareholders

Combined Company Will Have Increased Scale, Enhanced Diversification and a Broader Investment Strategy

Joint Conference Call Scheduled for 10:00 a.m. Eastern Time on September 17, 2018

Newton, MA (September 17, 2018):  Government Properties Income Trust (Nasdaq: GOV) and Select Income REIT (Nasdaq: SIR) today announced that they have entered a definitive agreement to merge which will create a real estate investment trust, or REIT, focused on owning, operating and leasing office buildings primarily leased to single tenants and high credit quality tenants like government entities.

The surviving company in the merger will be GOV and it will change its name to Office Properties Income Trust, or OPI, upon closing the merger. OPI will continue to be managed by the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). OPI will be listed on the Nasdaq and the ticker symbol “OPI” has been reserved for the company’s common shares. On an adjusted(1) basis, OPI will own a portfolio of high quality office buildings with the following characteristics:

(1)         As of June 30, 2018, excluding Industrial Logistics Properties Trust, or ILPT, and adjusted for the sale of SIR common shares owned by GOV and for 51 buildings containing 3.8 million square feet that were sold subsequent to the end of the second quarter or are expected to be sold prior to year-end 2018 for total gross proceeds of approximately $450.3 million.

•                  213 properties containing 30.2 million square feet with undepreciated gross assets of $6.1 billion;

•                  66% of OPI’s annualized rent paid by tenants that are investment grade rated(2);

•                  Weighted average remaining lease term, by revenue, of 6.1 years;

•                  Occupancy of 92%; and

•                  Properties diversified across 38 states and the District of Columbia.

Mark Kleifges, GOV’s Managing Trustee and Chief Financial Officer, made the following statement about today’s announcement:

“This transaction addresses a number of the challenges that GOV has been facing, including a high dividend payout ratio, a concentration of near term lease expirations and a high tenant concentration.  We believe GOV shareholders will benefit from this transaction by having a well covered dividend set to a long term sustainable level, extending and better laddering the lease expiration schedule, increasing scale and enhancing diversification.  OPI also plans to sell assets post closing to further strengthen its credit metrics.”

David Blackman, SIR’s Managing Trustee, President and Chief Executive Officer made the following statement about today’s announcement:

“GOV, SIR and ILPT have complicated ownership structures, with GOV as SIR’s largest shareholder and SIR as the controlling shareholder of ILPT.  This transaction will eliminate the cross ownership and increase ILPT’s public common share float, which may benefit SIR shareholders who receive a distribution of ILPT shares.  Further, OPI will have increased scale, greater diversification and a broader investment strategy, which we believe will create a leading national office REIT focused on buildings leased to single tenants and high credit quality tenants like government entities.”

(2)         As of June 30, 2018.  Includes: a) investment grade rated tenants; b) tenants with an investment grade rated parent entity that guarantees lease obligations; and/or c) tenants with an investment grade rated parent entity that does not guaranty lease obligations.

The merger will be a stock for stock exchange whereby SIR shareholders will receive 1.04 shares of GOV for each common share of SIR based upon a fixed exchange ratio.  Following the merger, GOV and SIR shareholders will own approximately 52% and 48% of OPI, respectively.

As a condition of the merger, GOV will sell all 24.9 million of the common shares it owns in SIR.  Also as a condition of the merger, after receiving shareholder approval for the merger and prior to its closing, SIR will distribute as a special dividend all 45 million of the common shares it owns in ILPT to SIR shareholders.  ILPT is a REIT that is focused on owning warehouse distribution and e-commerce fulfillment facilities throughout the United States.  These actions will eliminate the cross ownership among GOV, SIR and ILPT.

SIR shareholders will receive approximately 0.502 shares of ILPT for every one share owned of SIR.  Based upon closing prices on September 14, 2018, SIR shareholders will receive $11.69(3) per share from the ILPT share distribution and $17.57(4) per share in GOV for a total of $29.26 per share.

OPI expects to pay an annual dividend between $0.50 and $0.60 per share, which is based upon a target dividend payout ratio of 75% of projected cash available for distribution.  There is no plan to change the current dividend at GOV or SIR prior to closing.

OPI expects to sell properties valued at up to $750 million to reduce leverage to a target debt to Adjusted EBITDA ratio of 6.0x to 6.5x within six months of the closing of the merger.

The transaction is expected to close in late 2018 or early 2019, subject to customary closing conditions, including GOV and SIR shareholder approval.

(3)         The ILPT share price of $23.26 as of September 14, 2018 multiplied by 0.502457. The actual per share amount of the SIR distribution will depend upon the trading price of ILPT at the time of distribution.

(4)         The GOV share price of $16.89 as of September 14, 2018 multiplied by 1.04. The per share amount of the GOV shares received by SIR shareholders in the merger will depend upon the trading price of GOV at the closing of the merger.

Citigroup Global Markets Inc. is acting as exclusive financial advisor to a special committee of GOV’s Board of Trustees comprised of the disinterested Independent Trustees and Sullivan & Worcester LLP is acting as legal advisor to GOV in this transaction.  UBS Investment Bank is acting as exclusive financial advisor to a special committee of SIR’s Board of Trustees comprised of the disinterested Independent Trustees and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to SIR in this transaction.

Conference Call:

At 10:00 a.m. Eastern Time this morning, GOV and SIR President and Chief Executive Officer, David Blackman, GOV Chief Financial Officer and Treasurer, Mark Kleifges, and SIR Chief Financial Officer and Treasurer, John Popeo, will host a joint conference call to discuss the transaction.  Following management’s remarks, there will be a question and answer period.  GOV and SIR will also provide a presentation regarding the transaction that will be available at their respective websites at www.govreit.com and www.sirreit.com, and as an exhibit to a Current Report on a Form 8-K furnished with the Securities and Exchange Commission, or the SEC.  GOV’s and SIR’s websites are not incorporated as part of this news release.

The conference call telephone number is (877) 270-2148.  Participants calling from outside the United States and Canada should dial (412) 902-6510.  No pass code is necessary to access the call from either number.  Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 11:59 p.m. on Monday, September 24, 2018.  To access the replay, dial (412) 317-0088.  The replay pass code is 10124099.

A live audio webcast of the conference call will also be available in a listen only mode on GOV and SIR’s websites.  Participants wanting to access the webcast should visit GOV or SIR’s website about five minutes before the call.  The archived webcast will be available for replay on both websites following the call for about one week.  The transcription, recording and retransmission in any way of GOV and SIR’s conference call are strictly prohibited without the prior written consent of GOV and SIR.

Government Properties Income Trust is a real estate investment trust, or REIT, which primarily owns properties located throughout the United States that are majority leased to government tenants and office properties in the metropolitan Washington, D.C. market area that are leased to government and private sector tenants.  GOV is managed by the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR), an alternative asset management company that is headquartered in Newton, MA.

Select Income REIT is a real estate investment trust, or REIT, which owns properties that are primarily net leased to single tenants.  SIR is managed by the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR), an alternative asset management company that is headquartered in Newton, MA.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS NEWS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER GOVERNMENT PROPERTIES INCOME TRUST (NASDAQ: GOV), OR GOV, AND SELECT INCOME REIT (NASDAQ: SIR), OR SIR, USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” “WILL,” “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THEY ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON GOV’S AND SIR’S PRESENT INTENT, BELIEFS OR EXPECTATIONS. FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY GOV’S AND SIR’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  GOV AND SIR HAVE ENTERED INTO A DEFINITIVE AGREEMENT TO MERGE. THE MERGER IS EXPECTED TO CLOSE IN LATE 2018 OR EARLY 2019, SUBJECT TO THE SATISFACTION OR WAIVER OF CLOSING CONDITIONS, INCLUDING GOV AND SIR SHAREHOLDER APPROVALS, GOV’S SALE OF ITS SIR COMMON SHARES AND SIR’S DISTRIBUTION OF ITS ILPT COMMON SHARES. GOV AND SIR CANNOT BE SURE THAT ANY OR ALL OF THESE CONDITIONS WILL BE SATISFIED OR WAIVED. ACCORDINGLY, THE MERGER MAY NOT CLOSE BY LATE 2018 OR EARLY 2019 OR AT ALL, OR THE TERMS OF THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT MAY CHANGE.

•                  THE COMBINED COMPANY FOLLOWING THE MERGER, OFFICE PROPERTIES INCOME TRUST, OR OPI, IS EXPECTED TO PAY AN ANNUAL DIVIDEND OF BETWEEN $0.50 AND $0.60 PER SHARE, BASED UPON A 75% DIVIDEND PAYOUT RATIO OF PROJECTED CASH AVAILABLE FOR DISTRIBUTION, OR CAD. A POSSIBLE IMPLICATION OF THIS STATEMENT IS THAT OPI WILL CONTINUALLY PAY ANNUAL DIVIDENDS BASED UPON 75% OF ITS CAD IN THE FUTURE. OPI’S DIVIDEND WILL BE SET AND RESET FROM TIME TO TIME BY OPI’S BOARD OF TRUSTEES. THE OPI BOARD WILL CONSIDER MANY FACTORS WHEN SETTING THE DIVIDEND, INCLUDING OPI’S HISTORICAL AND PROJECTED NET INCOME, NORMALIZED FUNDS FROM OPERATIONS, THE THEN CURRENT AND EXPECTED NEEDS AND AVAILABILITY OF CASH TO PAY OPI’S OBLIGATIONS, DISTRIBUTIONS WHICH OPI MAY BE REQUIRED TO BE PAID TO MAINTAIN ITS TAX STATUS AS A REIT AND OTHER FACTORS DEEMED RELEVANT BY OPI’S BOARD OF TRUSTEES IN ITS DISCRETION. ACCORDINGLY, FUTURE OPI DIVIDENDS MAY BE INCREASED OR DECREASED AND NEITHER GOV NOR SIR CAN BE SURE AS TO THE RATE AT WHICH FUTURE DIVIDENDS WILL BE PAID.

•                  OPI IS EXPECTED TO SELL UP TO $750 MILLION OF PROPERTIES TO REDUCE ITS LEVERAGE TO STATED TARGETS. HOWEVER, OPI MAY NOT BE ABLE TO SUCCESSFULLY SELL PROPERTIES IN THE FUTURE. ALSO, OPI MAY SELL PROPERTIES AT PRICES THAT ARE LESS THAN THEIR CARRYING VALUES AND OPI MAY INCUR FUTURE LOSSES.

•                  GOV AND SIR EXPECT TO REALIZE A NUMBER OF BENEFITS FROM THE MERGER, THE SALE BY GOV OF ITS SIR COMMON SHARES, THE DISTRIBUTION BY SIR OF ITS ILPT COMMON SHARES AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE ELIMINATION OF THE CROSS OWNERSHIP OF GOV, SIR AND ILPT, BETTER LADDERED LEASE EXPIRATIONS, INCREASED SCALE, ENHANCED DIVERSIFICATION AND ILPT’S INCREASED PUBLIC FLOAT. THESE STATEMENTS ARE CONTINGENT UPON THE CONSUMMATION OF THE MERGER, THE SALE BY GOV OF ITS SIR COMMON SHARES, THE DISTRIBUTION BY SIR OF ITS ILPT SHARES AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER

AGREEMENT, AND MAY NOT OCCUR. FURTHER, EVEN IF THESE TRANSACTIONS OCCUR, THE EXPECTED BENEFITS MAY NOT MATERIALIZE.

•                  GOV OWNS A SIGNIFICANT NUMBER OF SIR COMMON SHARES AND ITS ABILITY TO COMPLETE THE SECONDARY SALE OF ALL THOSE SHARES AS CONTEMPLATED BY THE MERGER AGREEMENT IS SUBJECT TO MARKET CONDITIONS AND OTHER FACTORS, SOME OF WHICH ARE BEYOND GOV’S AND SIR’S CONTROL. AS A RESULT, THE SALE BY GOV OF ITS SIR COMMON SHARES MAY BE DELAYED OR MAY NOT BE COMPLETED.

•                  SIR EXPECTS TO DISTRIBUTE ALL OF ITS ILPT COMMON SHARES TO SIR’S SHAREHOLDERS PRIOR TO THE CONSUMMATION OF THE MERGER.  THIS DISTRIBUTION IS SUBJECT TO, AMONG OTHER THINGS, OBTAINING THE REQUISITE SHAREHOLDER APPROVALS WITH RESPECT TO THE MERGER. THERE CAN BE NO ASSURANCE OF WHEN OR IF THE SUCH SHAREHOLDER APPROVALS WILL BE OBTAINED OR THAT THE DISTRIBUTION BY SIR OF ITS ILPT COMMON SHARES WILL OCCUR.

•                  THIS NEWS RELEASE CONTAINS CERTAIN ADJUSTED FINANCIAL INFORMATION, INCLUDING CERTAIN ASSUMPTIONS REGARDING THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. THE ADJUSTED FINANCIAL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND IS NOT NECESSARILY INDICATIVE OF THE COMBINED COMPANY’S EXPECTED FINANCIAL POSITION OR RESULTS OF OPERATIONS FOR ANY FUTURE PERIOD.

THE INFORMATION CONTAINED IN GOV’S AND SIR’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER “RISK FACTORS” IN GOV’S AND SIR’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE GOV’S AND SIR’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY GOV’S AND SIR’S FORWARD LOOKING STATEMENTS. GOV’S AND SIR’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, GOV AND SIR DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the merger and other transactions discussed in this news release, GOV expects to file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the merger and other transactions with respect to both GOV and SIR.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND OTHER TRANSACTIONS.

After the registration statement for the merger has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the GOV and SIR shareholders. Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at www.sec.gov.  In addition, investors may obtain free copies of GOV’s filings with the SEC from GOV’s website at www.govreit.com and free copies of SIR’s filings with the SEC from SIR’s website at www.sirreit.com.

PARTICIPANTS IN THE SOLICITATION RELATING TO THE MERGER AND OTHER TRANSACTIONS

GOV, its trustees and certain of its executive officers, SIR, its trustees and certain of its executive officers, and The RMR Group LLC, GOV and SIR’s manager, and its parent and certain of their directors, officers and employees may be deemed participants in the solicitation of proxies from GOV’s shareholders in respect of the approval of the issuance of GOV common shares in the merger and from SIR’s shareholders in respect of the approval of the merger and the other transactions contemplated by the merger agreement.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of GOV and SIR shareholders in connection with the merger and the other transactions contemplated by the merger agreement will be set forth in the joint proxy statement/prospectus for the merger and the other relevant documents to be filed with the SEC.  You can find information about

GOV’s trustees and executive officers in its definitive proxy statement for its 2018 Annual Meeting of Shareholders.  You can find information about SIR’s trustees and executive officers in its definitive proxy statement for its 2018 Annual Meeting of Shareholders.  These documents are available free of charge on the SEC’s website and from GOV or SIR, as applicable, using the sources indicated above.

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